UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 26, 2017

ASTEA INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26330	23-2119058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

240 Gibraltar Road
Horsham, Pennsylvania  19044
(Address of principal executive offices, including zip code)

(215) 682-2500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933.

Emerging growth company ☐

If an emerging growth company that prepares its financial statements in accordance with U.S. GAAP, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards† provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information included under Item 2.03 is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

  On April 26, 2017, Astea International Inc. (the "Company") extended its Revolving Loan Agreement, Amendment No. 4 to Revolving Loan Agreement (the "Amendment") and associated Revolving Promissory Note (collectively the "Loan Documents") with Zack Bergreen, a director of the Company and the Company's Chief Executive Officer.  Pursuant to the Loan Documents, Mr. Bergreen will provide an unsecured $1,000,000 revolving line of credit to the Company ("Line of Credit").  Amounts outstanding under the Line of Credit will bear interest at a rate of 7% per annum, payable monthly.  The maturity date of the Line of Credit is May 1, 2018 and the Company may pay all amounts outstanding and terminate the Loan Documents prior to that time with no penalties.  The Loan Documents contain customary covenants, default provisions and other provisions.  Amendment No. 4 of the Loan Documents was negotiated at arms-length and approved by the Audit Committee of the Company's Board of Directors, and borrowings under the Line of Credit will be subject to the Audit Committee's approval.  The proceeds of the borrowings will be used by the Company for working capital and general corporate purposes.

A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibits 10.1, and is incorporated herein by reference. The description of the terms of the Loan Document is qualified in its entirety to Exhibit 10.1.

Mr. Bergreen is a holder of common and preferred stock of the Company and is a party to a Preferred Stock Purchase Agreements dated September 24, 2008 and June 20, 2014 with the Company.

Item 9.01	Financial Statements and Exhibits.

The Exhibit Index attached to this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astea International Inc.
April 28, 2017	By:	/s/ Rick Etskovitz
	Name:	Rick Etskovitz
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 4 to Revolving Loan Agreement between Astea International Inc. and Zack Bergreen dated April 26, 2017